                                                                      EXHIBIT 24


                    TENNECO AUTOMOTIVE INC. AND SUBSIDIARIES
                                POWER OF ATTORNEY


                  The undersigned does hereby appoint Timothy R. Donovan, Mark
A. McCollum and Kenneth R. Trammell, and each of them, with full power to act alone, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to execute a Registration Statement on Form S-4 of Tenneco Automotive Inc., Tenneco Automotive Operating Company Inc., Clevite Industries Inc., The Pullman Company, Tenneco Global Holdings Inc., Tenneco International Holding Corp. and TMC Texas Inc. (collectively, "Automotive") relating to the offer to exchange new notes and subsidiary guarantees of Automotive which have been registered under the Securities Act for certain outstanding notes and subsidiary guarantees of Automotive, and any and all amendments (including post-effective amendments) to said Registration Statement on Form S-4 and any subsequent registration statement filed by Automotive pursuant to Rule 462(b) of the Securities Act, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purchases as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 23rd day of December, 1999.



                                            /s/ Mark P. Frissora
                                            ------------------------------------
                                            Name:  Mark P. Frissora

                    TENNECO AUTOMOTIVE INC. AND SUBSIDIARIES
                                POWER OF ATTORNEY


                  The undersigned does hereby appoint Timothy R. Donovan and Kenneth R. Trammell, and each of them, with full power to act alone, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to execute a Registration Statement on Form S-4 of Tenneco Automotive Inc., Tenneco Automotive Operating Company Inc., Clevite Industries Inc., The Pullman Company, Tenneco Global Holdings Inc., Tenneco International Holding Corp. and TMC Texas Inc. (collectively, "Automotive") relating to the offer to exchange new notes and subsidiary guarantees of Automotive which have been registered under the Securities Act for certain outstanding notes and subsidiary guarantees of Automotive, and any and all amendments (including post-effective amendments) to said Registration Statement on Form S-4 and any subsequent registration statement filed by Automotive pursuant to Rule 462(b) of the Securities Act, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purchases as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 23rd day of December, 1999.



                                      /s/ Mark A. McCollum
                                      ------------------------------------------
                                      Name:  Mark A. McCollum

                    TENNECO AUTOMOTIVE INC. AND SUBSIDIARIES
                                POWER OF ATTORNEY


                  The undersigned does hereby appoint Timothy R. Donovan, Mark
A. McCollum and Kenneth R. Trammell, and each of them, with full power to act alone, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to execute a Registration Statement on Form S-4 of Tenneco Automotive Inc., Tenneco Automotive Operating Company Inc., Clevite Industries Inc., The Pullman Company, Tenneco Global Holdings Inc., Tenneco International Holding Corp. and TMC Texas Inc. (collectively, "Automotive") relating to the offer to exchange new notes and subsidiary guarantees of Automotive which have been registered under the Securities Act for certain outstanding notes and subsidiary guarantees of Automotive, and any and all amendments (including post-effective amendments) to said Registration Statement on Form S-4 and any subsequent registration statement filed by Automotive pursuant to Rule 462(b) of the Securities Act, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purchases as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 23rd day of December, 1999.



                                                     /s/ Kenneth R. Trammell
                                                     --------------------------
                                                     Name: Kenneth R. Trammell

                    TENNECO AUTOMOTIVE INC. AND SUBSIDIARIES
                                POWER OF ATTORNEY


                  The undersigned does hereby appoint Timothy R. Donovan, Mark
A. McCollum and Kenneth R. Trammell, and each of them, with full power to act alone, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to execute a Registration Statement on Form S-4 of Tenneco Automotive Inc., Tenneco Automotive Operating Company Inc., Clevite Industries Inc., The Pullman Company, Tenneco Global Holdings Inc., Tenneco International Holding Corp. and TMC Texas Inc. (collectively, "Automotive") relating to the offer to exchange new notes and subsidiary guarantees of Automotive which have been registered under the Securities Act for certain outstanding notes and subsidiary guarantees of Automotive, and any and all amendments (including post-effective amendments) to said Registration Statement on Form S-4 and any subsequent registration statement filed by Automotive pursuant to Rule 462(b) of the Securities Act, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purchases as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 23rd day of December, 1999.



                                                     /s/ Dana G. Mead
                                                     --------------------------
                                                     Name: Dana G. Mead

                    TENNECO AUTOMOTIVE INC. AND SUBSIDIARIES
                                POWER OF ATTORNEY


         The undersigned does hereby appoint Timothy R. Donovan, Mark A. McCollum and Kenneth R. Trammell, and each of them, with full power to act alone, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to execute a Registration Statement on Form S-4 of Tenneco Automotive Inc., Tenneco Automotive Operating Company Inc., Clevite Industries Inc., The Pullman Company, Tenneco Global Holdings Inc., Tenneco International Holding Corp. and TMC Texas Inc. (collectively, "Automotive") relating to the offer to exchange new notes and subsidiary guarantees of Automotive which have been registered under the Securities Act for certain outstanding notes and subsidiary guarantees of Automotive, and any and all amendments (including post-effective amendments) to said Registration Statement on Form S-4 and any subsequent registration statement filed by Automotive pursuant to Rule 462(b) of the Securities Act, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purchases as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 23rd day of December, 1999.



                                             /s/ Sir David Plastow
                                             -----------------------------------
                                             Name: Sir David Plastow

                    TENNECO AUTOMOTIVE INC. AND SUBSIDIARIES
                               POWER OF ATTORNEY


         The undersigned does hereby appoint Timothy R. Donovan, Mark A. McCollum and Kenneth R. Trammell, and each of them, with full power to act alone, as her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to execute a Registration Statement on Form S-4 of Tenneco Automotive Inc., Tenneco Automotive Operating Company Inc., Clevite Industries Inc., The Pullman Company, Tenneco Global Holdings Inc., Tenneco International Holding Corp. and TMC Texas Inc. (collectively, "Automotive") relating to the offer to exchange new notes and subsidiary guarantees of Automotive which have been registered under the Securities Act for certain outstanding notes and subsidiary guarantees of Automotive, and any and all amendments (including post-effective amendments) to said Registration Statement on Form S-4 and any subsequent registration statement filed by Automotive pursuant to Rule 462(b) of the Securities Act, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purchases as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, or their or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 23rd day of December, 1999.



                                                     /s/ M. Kathryn Eickhoff
                                                     -------------------------
                                                     Name: M. Kathryn Eickhoff

                    TENNECO AUTOMOTIVE INC. AND SUBSIDIARIES
                                POWER OF ATTORNEY


                  The undersigned does hereby appoint Timothy R. Donovan, Mark
A. McCollum and Kenneth R. Trammell, and each of them, with full power to act alone, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to execute a Registration Statement on Form S-4 of Tenneco Automotive Inc., Tenneco Automotive Operating Company Inc., Clevite Industries Inc., The Pullman Company, Tenneco Global Holdings Inc., Tenneco International Holding Corp. and TMC Texas Inc. (collectively, "Automotive") relating to the offer to exchange new notes and subsidiary guarantees of Automotive which have been registered under the Securities Act for certain outstanding notes and subsidiary guarantees of Automotive, and any and all amendments (including post-effective amendments) to said Registration Statement on Form S-4 and any subsequent registration statement filed by Automotive pursuant to Rule 462(b) of the Securities Act, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purchases as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 23rd day of December, 1999.



                                                     /s/ Mark Andrews
                                                     --------------------------
                                                     Name: Mark Andrews

                    TENNECO AUTOMOTIVE INC. AND SUBSIDIARIES
                                POWER OF ATTORNEY


                  The undersigned does hereby appoint Timothy R. Donovan, Mark
A. McCollum and Kenneth R. Trammell, and each of them, with full power to act alone, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to execute a Registration Statement on Form S-4 of Tenneco Automotive Inc., Tenneco Automotive Operating Company Inc., Clevite Industries Inc., The Pullman Company, Tenneco Global Holdings Inc., Tenneco International Holding Corp. and TMC Texas Inc. (collectively, "Automotive") relating to the offer to exchange new notes and subsidiary guarantees of Automotive which have been registered under the Securities Act for certain outstanding notes and subsidiary guarantees of Automotive, and any and all amendments (including post-effective amendments) to said Registration Statement on Form S-4 and any subsequent registration statement filed by Automotive pursuant to Rule 462(b) of the Securities Act, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purchases as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 23rd day of December, 1999.



                                                     /s/ Roger B. Porter
                                                     --------------------------
                                                     Name: Roger B. Porter

                    TENNECO AUTOMOTIVE INC. AND SUBSIDIARIES
                                POWER OF ATTORNEY


                  The undersigned does hereby appoint Timothy R. Donovan, Mark
A. McCollum and Kenneth R. Trammell, and each of them, with full power to act alone, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to execute a Registration Statement on Form S-4 of Tenneco Automotive Inc., Tenneco Automotive Operating Company Inc., Clevite Industries Inc., The Pullman Company, Tenneco Global Holdings Inc., Tenneco International Holding Corp. and TMC Texas Inc. (collectively, "Automotive") relating to the offer to exchange new notes and subsidiary guarantees of Automotive which have been registered under the Securities Act for certain outstanding notes and subsidiary guarantees of Automotive, and any and all amendments (including post-effective amendments) to said Registration Statement on Form S-4 and any subsequent registration statement filed by Automotive pursuant to Rule 462(b) of the Securities Act, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purchases as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 23rd day of December, 1999.



                                                     /s/ Paul T. Stecko
                                                     --------------------------
                                                     Name: Paul T. Stecko

                    TENNECO AUTOMOTIVE INC. AND SUBSIDIARIES
                                POWER OF ATTORNEY


         The undersigned does hereby appoint Timothy R. Donovan, Mark A. McCollum and Kenneth R. Trammell, and each of them, with full power to act alone, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to execute a Registration Statement on Form S-4 of Tenneco Automotive Inc., Tenneco Automotive Operating Company Inc., Clevite Industries Inc., The Pullman Company, Tenneco Global Holdings Inc., Tenneco International Holding Corp. and TMC Texas Inc. (collectively, "Automotive") relating to the offer to exchange new notes and subsidiary guarantees of Automotive which have been registered under the Securities Act for certain outstanding notes and subsidiary guarantees of Automotive, and any and all amendments (including post-effective amendments) to said Registration Statement on Form S-4 and any subsequent registration statement filed by Automotive pursuant to Rule 462(b) of the Securities Act, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purchases as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 23rd day of December, 1999.



                                                     /s/ David B. Price, Jr.
                                                     ---------------------------
                                                     Name: David B. Price, Jr.

                    TENNECO AUTOMOTIVE INC. AND SUBSIDIARIES
                               POWER OF ATTORNEY


                  The undersigned does hereby appoint Mark A. McCollum and Kenneth R. Trammell, and each of them, with full power to act alone, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to execute a Registration Statement on Form S-4 of Tenneco Automotive Inc., Tenneco Automotive Operating Company Inc., Clevite Industries Inc., The Pullman Company, Tenneco Global Holdings Inc., Tenneco International Holding Corp. and TMC Texas Inc. (collectively, "Automotive") relating to the offer to exchange new notes and subsidiary guarantees of Automotive which have been registered under the Securities Act for certain outstanding notes and subsidiary guarantees of Automotive, and any and all amendments (including post-effective amendments) to said Registration Statement on Form S-4 and any subsequent registration statement filed by Automotive pursuant to Rule 462(b) of the Securities Act, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purchases as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 23rd day of December, 1999.



                                         /s/ Timothy R. Donovan
                                         ---------------------------------------
                                         Name: Timothy R. Donovan